TAMPA BAY BUCCANEERS


May 4, 1996

Dear Rachel:

The purpose of this letter is to evidence the agreement between you (the "Licensee") and the Buccaneers Limited Partnership, a _____ are limited partnership (the "Buccaneers") to enter into a Luxury Suite License Agreement (the "License Agreement") on terms and conditions substantially similar to the form agreement being executed by other licensees. The Licensee shall have the right, pursuant to the License Agreement, to use and enjoy a private suite (a "Luxury Suite") at the new football stadium (the "Stadium") to be constructed in Tampa, Florida primarily for the exhibition of professional football games by the Tampa Bay Buccaneers NFL football team.

         1) Location: The proposed location of the Luxury Suite to be licensed is as set forth on Exhibit 1 hereto (the "Suite").

         2) Term: The term of the License Agreement shall commence at the start of the first National Football League ("NFL") on for which the Stadium is constructed and ready for the exhibition of NFL football games, and shall continue for the number of years set forth on Exhibit 1 hereto.

         3) License Fee: The annual fee for the use and enjoyment of the Suite by the Licensee during the term of the License Agreement shall be as set forth on Exhibit 1 hereto (the "License Fee"). The License Fee shall be subject to adjustment as described in the License Agreement. The Licensee shall pay the amounts set forth on Exhibit 1 hereto as a security deposit (the "Security Deposit"). The Security Deposit shall be paid in two (2) separate payments consisting of an initial payment in the amount described in Exhibit 1 attached hereto, which shall be paid upon execution of this Agreement, and a second payment in the amount described in Exhibit 1 attached hereto, which shall be paid on or before July 1, 1998. The Security Deposit may be commingled by the Buccaneers with their Independent funds, and may be used by The Buccaneers for any purpose. The Security Deposit shall be refunded to the Licensee upon expiration of the License Agreement pursuant to the terms thereof. No interest shall be paid to Licensee on the Security Deposit. In the event the Licensee shall fail to make the second payment of the Security Deposit or the enter into the License Agreement, the Licensee shall forfeit all payments of the Security Deposit which have been paid pursuant to the terms hereof.

         4) The Licensee and The Buccaneers shall enter in to the License Agreement within thirty (30) days of the date of this Agreement. Upon execution of the License Agreement by the Licensee and The Buccaneers, the terms and conditions of the License Agreement shall supersede all of the terms and conditions of this letter.

                                            Very truly yours,

                                            BUCCANEERS LIMITED PARTNERSHIP,
                                            a Delaware Limited Partnership

                                            By:  Tampa Bay Broadcasting, Inc.,
                                                 Its general partner

                                            By:  _______________________________
                                                 Name:__________________________
                                                 Title:_________________________

Attachments

ACKNOWLEDGED AND AGREED TO:

Swifty Carwash & Quik-Lube, Inc.

By:______________________________
      (Signature)

Rachel Steele, President

                              TAMPA BAY BUCCANEERS
                         LUXURY SUITE LICENSE AGREEMENT


                                    EXHIBIT 1


Name, Address and          Date:    5/4/98
Telephone No. of the       Name:    Swifty Carwash & Quik-Lube, Inc.
Licensee:                  Address: 17521 Crawley Road
                                    Odessa, Florida
                                    813-926-1603

Location of                Suite No.:       LS-074-C
Luxury Suite:                       (A diagram showing where the suite will be
                                    located is attached)

Term of License Agreement: No. of Football Seasons:  6

License Fee:               Annual Fee:      $30,000
                                    (subject to increase as described in the License Agreement)

Security Deposit:          Initial Security
                                    Deposit paid
                                    upon execution:           $15,000

                                    Remaining Security
                                    Deposit due July 1,
                                    1998:                     $7,869.60

                                    Total Security
                                    Deposit:                  $30,000

Please review the above information and initial here if it is correct:  ___RS___



One Buccaneer Place * Tampa, Florida 33607 * (813) 870-2700 * Fax (813) 876-2089